VITAL SIGNS, INC.
                         1990 EMPLOYEE STOCK OPTION PLAN
               (As amended and restated through December 1, 1997)

     1. Purpose of the Plan. The purpose of this stock option plan ("Plan"), to be known as the "Vital Signs, Inc. 1990 Employee Stock Option Plan", is to attract qualified personnel to accept positions of responsibility with Vital Signs, Inc., a New Jersey corporation ("Company"), to provide incentives for personnel to remain in the employ of the Company and to induce personnel to maximize the Company's performance during the terms of their options.

     2. Definitions. As used in the Plan, unless the context requires otherwise, the following terms shall have the following meanings:

            (a)    "Board" shall mean the Board of Directors of the Company.
            (b)    "Change in Control Event" means any of the following events:
                      (i) the acquisition by any one person, or more than one person acting as a group, of ownership of stock of the Company, other than any person or group of persons who held such total voting power on the date that this Plan was first adopted by the Board, possessing 33-1/3% or more of the total voting power of the capital stock of the Company;
                      (ii) the approval by the stockholders of the Company of (i) any consolidation or merger of the Company, in which the holders of voting stock of the Company immediately before the consolidation or merger will not own 50% or more of the voting shares of the continuing or surviving corporation immediately after such consolidation or merger, or (ii) any sale, lease, exchange or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Company; or
                     (iii) a change of 50% (rounded to the next whole percent) in the membership of the Board of Directors within a 12-month period, unless the election or nomination for election by stockholders of each new director within such period was approved by the vote of 80% (rounded to the next whole person) of the directors then still in office who were in office at the beginning of the 12-month period.

            (c) "Committee" shall mean a committee of the Board designated by the Board and consisting solely of members of the Board (at least two in number) who have not, during the twelve months preceding their election to such committee, been granted any stock option under the Plan or the Company's 1991 Director Stock option Plan or granted or awarded any equity securities pursuant to any other plan of the Company or its affiliates.

            (d) "Common Stock" shall mean the Company's common stock, without par value, or if, pursuant to the adjustment provisions of Section 12 hereof, another security is substituted for the Common Stock, such other security.

            (e) "Effective Date" shall mean the later of (x) the date on which the Plan is approved by shareholders of the Company and (y) the date on which the Company files with the Secretary of State of New Jersey the Restated Certificate of Incorporation approved by the Board on the date on which the Plan was approved by such Board.


            (f) "Fair Market Value" shall mean the fair market value of the Common Stock on the Grant Date or other relevant date. If on such date the Common Stock is listed on a stock exchange or is quoted on the automated quotation system of NASDAQ, the Fair Market Value shall be the closing sale price (or if such price is unavailable, the average of the high bid price and the low asked price) on such date. If no such closing sale price or bid and asked prices are available, the Fair Market Value shall be determined in good faith by the Committee in accordance with generally accepted valuation principles and such other factors as the Committee reasonably deems relevant.

            (g) "Grant Date" shall mean the date on which an Option is granted.

            (h) "Initial Exercise Date" shall mean, for any Option, the date two years after the Grant Date.

            (i) "Option" shall mean the right, granted pursuant to the Plan, to purchase one or more shares of Common Stock. "Incentive Stock Option" shall mean an Option granted pursuant to Section 7 hereof. "Supplemental Stock Option" shall mean an Option granted pursuant to Section 8 hereof.

            (j) "Optionee" shall mean a person to whom an Option has been granted under the Plan.

            3. Stock Subject to the Plan. There will be reserved for use upon the exercise of Options granted from time to time under the Plan an aggregate of 775,000 shares of Common Stock, subject to adjustment as provided in Section 12 hereof. The Board shall determine from time to time whether all or part of such 775,000 shares shall be authorized but unissued shares of Common Stock or issued shares of Common Stock which shall have been reacquired by the Company and which are held in its treasury. If any Option granted under the Plan should expire or terminate for any reason without having been exercised in full, the unpurchased shares shall become available for the grant of Options under the Plan. No one person participating in the Plan may receive options under the Plan or under any other benefit plan of the Company for more than an aggregate of 250,000 shares of Common Stock in any fiscal year, subject to adjustment as provided in Section 12 hereof.

            4. Administration of the Plan. The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall have full discretion:

             (a) To designate the employees of the Company to whom Options shall be granted, to determine whether individual Optionees shall be granted Incentive Stock Options or Supplemental Stock Options, to designate the number of shares to be covered by each of the Options, and to determine the time or times at which Options shall be granted;

            (b) To determine the exercise price of Options granted hereunder, subject to Sections 7(a) and 8 (a) hereof;

            (c) To  interpret  the Plan;

            (d) To promulgate, amend and rescind rules and regulations relating to the Plan, provided, however, that no such rules or regulations shall be inconsistent with any of the terms of the Plan;

            (e) To subject any Option to such additional terms and conditions (not inconsistent with the Plan) as may be specified when granting the Option, including without limitation additional restrictions or conditions on the exercise of an Option;

            (f) To provide irrevocably, either at the time of grant or at any time thereafter, that an Option shall become fully exercisable immediately and automatically upon the occurrence of a Change in Control Event; and

            (g) To make all other determinations in connection with the administration of the Plan. The Plan shall be so administered as to qualify the Incentive Stock Options granted hereunder as incentive stock options within the meaning of Section 422A of the Internal Revenue Code of l986, as amended (the "Code").

            5. Eligibility. Optionees shall be selected by the Committee from among the employees of the Company and any subsidiaries of the Company other than Terence D. Wall. Mr. Wall and non-employee directors shall be ineligible to receive Options under the Plan. Notwithstanding the foregoing, no member of the Committee shall be eligible to receive Options under the Plan while such person is serving on the Committee.

            6. Term. No Option shall be granted under the Plan on or after ten years after the date on which the Plan was first adopted by the Board.

            7. Incentive Stock Options. The following provisions shall apply solely with respect to Options which are designated by the Committee as "Incentive Stock Options" at the time of the grant:

            (a) Option Price. The price at which shares of Common Stock shall be purchased upon exercise of an Incentive Stock Option shall not be less than the Fair Market Value of such shares on the Grant Date, except that if on the Grant Date an Optionee owns stock possessing more than l0% of the total combined voting power of all classes of stock of the Company or of the Company's parent (if any) or subsidiary corporations, then the price at which shares of Common Stock shall be purchased upon exercise of an Incentive Stock Option granted to such Optionee shall not be less than 110% of the Fair Market Value of such shares on the Grant Date.

            (b) Expiration. Except as otherwise provided in Sections 7(c) and 11 hereof, each Incentive Stock Option granted hereunder shall cease to be exercisable ten years after the date on which it is granted.

            (c) Limited Term. Notwithstanding Section 7(b) hereof, any Incentive Stock Option granted to a person who, at the time the Option is granted, owns capital stock possessing more than l0 percent of the total combined voting power of all classes of capital stock of the Company or its parent (if any) or subsidiary corporations, shall cease to be exercisable five years after the date that such Option is granted.

            8. Supplemental Stock Options. The following provisions shall apply with respect to Options which are designated by the Committee as "Supplemental Stock Options" at the time of grant:

            (a) Option Price. The price at which shares of Common Stock shall be purchased upon exercise of a Supplemental Stock Option shall be not less than the Fair Market Value of such shares on the Grant Date.

            (b) Expiration. Except as otherwise provided in Section 11 hereof, each Supplemental Stock Option granted hereunder shall cease to be exercisable ten years after the date on which it is granted.

            (c) Designation. Any Option which is not designated by the Committee as an Incentive Stock Option shall be deemed to be a Supplemental Stock Option.

            9. Exercise of Options. Unless the Committee accelerates the exercise date of any one or more or all Options granted hereunder, the following provisions shall apply with respect to the exercise of Incentive Stock Options and Supplemental Stock Options:

            (a) An Option shall not be exercisable prior to the Initial Exercise Date of such Option.

            (b) During the first year after the Initial Exercise Date of an Option, such Option may only be exercised as to up to 25% of the shares of Common Stock covered thereby.

            (c) During the first two years after the Initial Exercise Date of an Option, such Option may only be exercised as to up to 50% of the shares of Common Stock covered thereby, and the limitations set forth in Section 9(b) hereof may not be contravened.

            (d) During the first three years after the Initial Exercise Date of an Option, such Option may only be exercised as to up to 75% of the shares of Common Stock covered thereby, and the limitations set forth in Sections 9(b) and 9(c) hereof may not be contravened.

            (e) An Option may be exercised in its entirety or as to any portion thereof at any time more than three years after the Initial Exercise Date of such Option, until the term of such Option expires or otherwise ends.

            10. Method of Exercise. To the extent permitted by Section 9 hereof, Optionees may exercise their Options from time to time by giving written notice to the Company. The date of exercise shall be the date on which the Company receives such notice. Such notice shall be on a form furnished by the Company and shall state the number of shares to be purchased and the desired closing date, which date shall be at least fifteen days after the giving of such notice, unless an earlier date shall have been mutually agreed upon. At the closing, the Company shall deliver to the Optionee (or other person entitled to exercise the Option) at the principal office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates for such shares against payment in full of the Option price for the number of shares to be delivered, such payment to be by a certified or bank cashier's check and/or, if permitted by the Committee in its discretion, by transfer to the Company of capital stock of the Company having a Fair Market Value (as determinated pursuant to Section 2(f)) on the date of exercise equal to the excess of the purchase price of the shares purchased over the amount (if any) of the certified or bank cashier's check. If the Optionee (or other person entitled to exercise the Option) shall fail to accept delivery of and pay for all or any of the shares specified in his notice when the Company shall tender such shares to him, his right to exercise the Option with respect to such unpurchased shares may be terminated.

            11. Termination of Employment. In the event that an Optionee's employment terminates for any reason other than death or disability, such Optionee's Options shall automatically terminate three months after the date on which such employment terminates, but in any event not later than the date on which such Options would terminate pursuant to Sections 7(b), 7(c) and 8(b) hereof. In the even that an Optionee's employment terminates by reason of death or disability, an Option exercisable by him shall terminate one year after the date of death or disability of the Optionee, but in any event not later than the date on which such Options would terminate pursuant to Sections 7(b), 7(c) and 8(b) hereof. During such time after death, an Option may only be exercised by the Optionee's personal representative, executor or administrator, as the case may be. No exercise permitted by this Section 11 shall entitle an Optionee or his personal representative, executor or administrator to exercise any portion of any Option beyond the extent to which such Option is exercisable pursuant to
Section 9 hereof on the date such Optionee's employment with the Company terminates. Notwithstanding any provision in this Plan to the contrary, in the event that an employee continues to serve as a director or consultant to the Company or any of its subsidiaries after such employee ceases to be employed by the Company or any of its subsidiaries, the Board shall have the discretion to provide that the employee shall, for purposes of this Plan, be deemed to continue in the employment of the Company until such time that such person ceases to serve as a director of, consultant to or employee of the Company or any of its subsidiaries; provided that if the Board exercises its discretion with respect to an Incentive Stock Option so that such Incentive Stock Option is exercised beyond the last date consistent with treatment of such option as an "incentive stock option" under the Code, such option shall be deemed to be a "Supplemental Stock Option" hereunder.

            12. Changes in Capital Structure. In the event that, by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, reclassification, stock split-up, combination of shares, exchange of shares, or comparable transaction occurring on a date subsequent to the Effective Date, the outstanding shares of Common Stock of the Company are hereafter increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company or of any other corporation, then appropriate adjustments shall be made by the Board to the number and kind of shares reserved for issuance under the Plan upon the grant and exercise of Options and an appropriate adjustment shall be made by the Board to the maximum number of shares subject to options which may be granted under the Plan and under any other benefit plan of the Company to any one person in any fiscal year. In addition, the Board shall make appropriate adjustments to the number and kind of shares subject to outstanding Options, and the purchase price per share thereunder shall be appropriately adjusted consistent with such change. In no event shall fractional shares be issued or issuable pursuant to any adjustment made under this Section 12. The determination of the Board as to any adjustment shall be final and conclusive.

            13. Mandatory Exercise. Notwithstanding anything to the contrary set forth in the Plan, in the event that (x) the Company should adopt a plan of reorganization pursuant to which (i) it shall merge into, consolidate with, or sell its assets to, any other corporation or entity or (ii) any other corporation or entity shall merge into the Company in a transaction in which the Company shall become a wholly-owned subsidiary of another entity, or (y) the Company should adopt a plan of complete liquidation, the Company may give an Optionee written notice thereof requiring such Optionee either (a) to exercise his or her Options within thirty days after receipt of such notice, including all installments whether or not they would otherwise be exercisable at the date, or (b) to surrender such Options or any unexercised portion thereof. Those Options which the Company requests to be exercised and which shall not have been exercised in accordance with the provisions of the Plan by the end of such 30-day period shall automatically lapse irrevocably and the Optionee shall have no further rights with respect to such Options.

            14. Option Grant. Each grant of an Option under the Plan will be evidenced by a document in such form as the Committee may from time to time approve. Such document will contain such provisions as the Committee may in its discretion deem advisable, including without limitation additional restrictions or conditions upon the exercise of an Option. The Committee may require an Optionee, as a condition to the grant or exercise of an Option or the issuance or delivery of shares upon the exercise of an Option or the payment therefor, to make such representations and warranties and to execute and deliver such notices of exercise and other documents as the Committee may deem consistent with the Plan or the terms and conditions of the Option agreement. Not in limitation of any of the foregoing, in any such case referred to in the preceding sentence the Committee may also require the Optionee to execute and deliver documents (including the investment letter described in Section 15), containing such representations, warranties and agreements as the Committee or counsel to the Company shall deem necessary or advisable to comply with any exemption from registration under the Securities Act of l933, as amended, any applicable State securities laws, and any other applicable law, regulation or rule.

            15. Investment Letter. If required by the Committee, each Optionee shall agree to execute a statement directed to the Company, upon each and every exercise by such Optionee of any Options, that shares issued thereby are being acquired for investment purposes only and not with a view to the redistribution thereof, and containing an agreement that such shares will not be sold or transferred unless either (1) registered under the Securities Act of 1933, as amended, or (2) exempt from such registration in the opinion of Company counsel. If required by the Committee, certificates representing shares of Common Stock issued upon exercise of Options shall bear a restrictive legend summarizing the restrictions on transferability applicable thereto.

            16. Requirement of Law. The granting of Options, the issuance of shares upon the exercise of an Option, and the delivery of shares upon the payment therefor shall be subject to compliance with all applicable laws, rules and regulations. Without limiting the generality of the foregoing, the Company shall not be obligated to sell, issue or deliver any shares unless all required approvals from governmental authorities and stock exchanges shall have been obtained and all applicable requirements of governmental authorities and stock exchanges shall have been complied with.

            17. Tax Withholding. The Company, as and when appropriate, shall have the right to require each Optionee purchasing or receiving shares of Common Stock under the Plan to pay any federal, state, or local taxes required by law to be withheld.

            18. Nonassignability. No Option shall be assignable or transferable by an Optionee except by will or the laws of descent and distribution, in which event the terms of this Plan, including all restrictions and limitations set forth herein, shall continue to apply to the transferee. Except as otherwise provided in the immediately preceding sentence, during an Optionee's lifetime, no person other than the Optionee may exercise his or her Options.

            19. Optionee's Rights as Shareholder and Employee. An Optionee shall have no rights as a shareholder of the Company with respect to any shares subject to an Option until the Option has been exercised and the certificate with respect to the shares purchased upon exercise of the Option has been duly issued and registered in the name of the Optionee. Nothing in the Plan shall be deemed to give an employee any right to continued employment nor shall it be deemed to give any employee any other right not specifically and expressly provided in the Plan.

            20. Termination and Amendment. The Board may at any time terminate or amend the Plan as it may deem advisable, except that no such termination or amendment shall adversely effect any Optionee with respect to any right which has accrued under the Plan in regard to any Option granted prior to such termination or amendment.

            21. Sunday or Holiday. In the event that the time for the performance of any action or the giving of any notice is called for under the Plan within a period of time which ends or falls on a Sunday or legal holiday, such period shall be deemed to end or fall on the next date following such Sunday or legal holiday which is not a Sunday or legal holiday.

            22. Interpretation. This Plan shall be interpreted in a manner which is consistent with the Company's intention that all Incentive Stock Options granted pursuant to the Plan shall constitute "incentive stock options" within the meaning of Section 422A of the Code.

            23. Modification of Terms. Provided that (i) an Optionee (who is an employee of the Company or its subsidiaries) is not subject to Section 16(b) of the Securities Exchange Act of 1934 and (ii) the Options to be granted to such Optionee are "Supplemental Stock Options" and not "Incentive Stock Options" hereunder, and provided that the terms of such Options granted to such Optionee are approved by the Committee and ratified by the Board, the terms and conditions of such Options may, in one or more respects, vary from the terms of this Plan. In the event that the Committee and the Board determine that an Option is to be granted pursuant to this Section 23, the terms of such Option shall specifically state that such Option is being granted pursuant to this
Section 23. In the event that an Option is granted pursuant to this Section 23, the terms set forth in the Option grant document shall supersede any terms in this Plan which are inconsistent with such grant document.